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                                                                   EXHIBIT 10.15

BUSINESS LOAN AGREEMENT

Borrower: Intellipost Corporation                 Lender: Silicon Valley Bank
          565 Commercial Street, Second Floor             3003 Tasman Drive
          San Francisco, CA 94111                         Santa Clara, CA 95054

        THIS BUSINESS LOAN AGREEMENT between Intellipost Corporation ("Borrower") and Silicon Valley Bank ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations, Including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to In this Agreement Individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender is relying upon Borrowers representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole Judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

        TERM. This Agreement shall be effective as of January 27, 1997, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

        DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        Agreement. The word "Agreement" means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

        Borrower. The word "Borrower" means Intellipost Corporation. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

        CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

        Collateral. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future. and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt,lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

        ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT,"

        Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the Indebtedness, including without limitation all Borrowers granting such a Security Interest.

        Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

        Indebtedness. The word "Indebtedness" means and includes indebtedness now existing or hereinafter arising, or incurred, including, ,without limitation, the Indebtedness evidenced by the Note, including, all principal and interest, together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

        Lender. The word "Lender" means Silicon Valley Bank, its successors and assigns.

        Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

        Note. The word "Note" means and includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as any substitute, replacement or refinancing note or notes therefor.

        Permitted Liens. The words "Permitted Liens" mean: (a) liens and security interests securing Indebtedness owned by Borrower to Lender; (b)liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics,warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent; (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

        Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

        Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

        Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, Factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

        SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now or hereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.



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        Loan Documents. Borrower shall provide to Lender in form satisfactory to
Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c)
Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below; and (e) any other documents required under this Agreement or by Lender or its counsel.

        Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

        Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document.

        Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct.

        No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement.

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any indebtedness exists:

        Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of California and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

        Authorization. The execution, delivery, and performance of this Agreement and all Related. Documents by Borrower, to the extent to be executed,delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or by laws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

        Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

        Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

        Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable, Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

        Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA," "SARA," the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that:
(a) During the period of Borrower's ownership of the properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties. (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, about or from any of the properties; and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Borrower's ownership or interest in the properties, whether or not the same was or should have been known to Borrower. The provisions of this section of the Agreement, including the obligation to indemnify, shall survive the payment of the Indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

        Litigation and Claims. No litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

        Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be tiled, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

        Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

        Binding Effect. This Agreement, the Note, all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the Related Documents are binding upon Borrower as well as upon Borrower's successors representatives and assigns, and are legally

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enforceable in accordance with their respective terms.

        Commercial Purposes. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

        Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan,
(ii) Borrower has not withdrawn from any such plan or initiated steps to do so,
(iii) no steps have been taken to terminate any such plan, and ('iv) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

        Investment Company Act. Borrower is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the investment Company Act of 1940, as amended.

        Public Utility Holding Company Act. Borrower is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

        Regulations G, T and U. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

        Location of Borrower's Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, is located at 565 commercial Street, Second Floor, San Francisco, CA 94111. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

        Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

        Claims and Defenses. There are no defenses or counter claims, offsets or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower, Grantor, or any Guarantor could assert with respect to the .Note, Loan, Indebtedness, this Agreement. or the Related Documents.

        Survival of Representations and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will:

        Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing _and all threatened litigation, claims, investigations, administrative proceedings Or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

        Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

        Financial Statements. Furnish Lender with, as soon as available, but in no event later than ninety(90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than thirty (30) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

        Additional Information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

        Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten(10)days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

        Insurance Reports. Furnish to Lender, upon request of Lender. reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer;, (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

        Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

        Loan Proceeds. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

        Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

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        Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

        Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

        Environmental Studies. Promptly conduct and complete, at Borrower's expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance defined as toxic or a hazardous substance under any applicable federal, state, or local law, rule, regulation, order or directive, or any waste or by-product thereof, at or affecting any property or any facility owned, leased or used by Borrower.

        Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense.

        Compliance Certificate. Unless waived in writing by Lender, provide Lender monthly within thirty (30) days and at the time of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

        Environmental Compliance and Reports. Borrower shall comply in all respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances; not cause or permit to exist, as a result of an intentional or unintentional action or omission on its part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty
(30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

        Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender.

        Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except as allowed as a Permitted Lien, sell,transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

        Continuity of Operations. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged,
(b)cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, change ownership, change its name, dissolve or transferor sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock),provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments to satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter S Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

        Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; or (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender.

DEFAULT RATE. Following an Event of Default, including failure to pay upon final maturity, Lender, at its option, may do one or both of the following:(i) increase the variable interest rate on the Note to five (5) percentage points over the otherwise effective interest rate, and (ii) add any unpaid accrued interest to the principal and such sum shall bear interest therefrom until paid in full.

LOAN ADVANCES. Lender, in its discretion, will make Loans to Borrower, in amounts determined by Lender, up to the amounts defined and permitted in this Agreement and the Related Documents, including, but not limited to the Note or Notes executed by Borrower (the_ "Credit Limit"). Borrower is responsible for monitoring the total amount of Loans and Indebtedness outstanding from time to time, and Borrower shall not permit the same, at any time, to exceed the Credit Limit. If, at any time, the total of all outstanding Loans and Indebtedness exceed the Credit Limit, Borrower shall immediately pay the amount of the excess to Lender, without notice or demand.

FINANCIAL COVENANTS. Borrower shall maintain, on a monthly basis, a minimum liquidity Coverage ratio of 5.00 to 1.00 through period ending February 28, 1997 and increasing to 6.00 to 1.00 each month ending thereafter. Borrower shall be in receipt of no less than $500,000.00 in additional Equity by January 31, 1997 and no less than $1,00,000.00 in additional equity by March 31, 1997. If Borrower does not receive the additional$1,000,000.00 in equity by March 31,1997. Borrower shall pledge to Lender a Silicon Valley Bank Certificate of Deposit of not less than the current outstanding principal balance of the Note, to secure the Note. Furthermore, beginning with the period ending June 30, 1997, Borrower shall achieve a monthly minimum Adjusted Profitability of $1.00, after taxes. Liquidity Coverage is defined as cash plus cash equivalents plus 50% of net accounts receivable, divided by outstandings under the Note. Adjusted Profitability is defined as monthly net income plus bonus points payable expense.

01-27-1997                                 BUSINESS LOAN AGREEMENT
Page 5                                            (Continued)

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans.

        Other Defaults. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

        Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's properly or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

        False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished, or becomes false or misleading at any time thereafter.

        Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

        Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

        Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

        Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under any Guaranty of the Indebtedness.

        Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

        Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

EFFECT OF AN EVENT OF DEFAULT. If the Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will Terminate (including any obligation to make Loan Advances or disbursements) and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency"subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedies shall not exclude pursuit of any other Remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to Declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

        Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        Applicable Law. This Agreement has been delivered to Lender and accepted by Lender In the State of California. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the Jurisdiction of the courts of Santa Clara County, the State of California. Lender and Borrower hereby waive the right to any Jury trial In any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. This Agreement shall be governed by and construed In accordance with the laws of the State of California.

        Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        Multiple Parties; Corporate Authority. All obligations of Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower. This means that each of the Borrowers signing below is responsible for all obligations in this Agreement.

        Consent to Loan Participation. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any One or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that It may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

        Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

        Non-Liability of Lender. The relationship between Borrower and Lender is a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising its own judgment with respect to Borrower's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise, or inform Borrower of any matter with respect to Borrower's business. Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

        Notice of Lender's Breach. Borrower must notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other-claim. cause of action or offset against Lender within thirty 30 days after the occurrence of such breach or after accrual of such claim, cause of action or offset. Borrower waives any claim. cause of action or offset for which notice is not given in accordance with this paragraph.

01-27-1997                                    BUSINESS LOAN AGREEMENT
Page 6                                              (Continued)

        Lender is entitled to rely on any failure to give such notice.

        Borrower Indemnification. Borrower shall indemnity and hold Lender harmless from and against all claims, costs, expenses, losses, damages, and liabilities of any kind, including but not limited to attorneys' fees and expenses, arising out of any matter relating directly or indirectly to the Indebtedness, whether resulting from internal disputes of the Borrower, disputes between Borrower and any Guarantor, or whether involving any third parties, or out of any other matter whatsoever related to this Agreement or the Related Documents, but excluding any claim or liability which arises as a direct result of Lender's gross negligence or willful misconduct. This indemnity shall survive lull repayment and satisfaction of the Indebtedness and termination of this Agreement.

        Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts, taken together, shall constitute one and the same Agreement.

        Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement or connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, arid any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

        Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

        Severability. If a court of competent jurisdiction finds any provision of this Agreement-to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower.
Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial accommodation to any subsidiary or affiliate of Borrower.

        Successors and Assigns. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

        Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or Lender's behalf.

        Time is of the Essence. Time is of the essence in the performance of this Agreement.

        Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor shall constitute a waiver of any of Lender's fights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF JANUARY 27, 1997.

BORROWER:

Intellipost Corporation



By: /s/ Layton S. Han
   ---------------------------
     Name:  Layton S. Han
     Title: CFO

LENDER:
Silicon Valley Bank

By:  Authorized Officer

LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3..22 & (c) 1997 CFI Pro Services, Inc. All rights reserved. [CA-C40 F3..22 INTELLI..LN G5.OVL]

01-27-1997                                        PROMISSORY NOTE
Page 2                                                 (Continued)

                                   PROMISSORY NOTE

================================================================================
BORROWER: INTELLIPOST CORPORATION                  LENDER: SILICON VALLEY BANK
          565 COMMERCIAL STREET, SECOND FLOOR              3003 TASMAN DRIVE
          SAN FRANCISCO, CA 94111                          SANTA CLARA, CA 95054
================================================================================

PRINCIPAL AMOUNT: $100,000.00
INITIAL RATE: 9.750%
DATE OF NOTE: JANUARY 27, 1997

        PROMISE TO PAY. Intellipost Corporation ("Borrower") promises to pay to Silicon Valley Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Hundred Thousand & 00/100 Dollars ($100,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

        PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

        The Draw Period shall begin as of this date and shall end on June 30, 1997 (the "Draw Period"). Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning February 28, 1997 and all subsequent interest payments will be due on the last day of each month thereafter. The outstanding principal balance on June 30, 1997 will be payable in twenty four (24) even payments of principal plus interest, beginning July 31, 1997 and all subsequent principal and interest payments will be due on the last day of each month thereafter. The final payment, due on June 30, 1999, will be for all outstanding principal plus all accrued interest not yet paid.

        Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

        VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. THE INDEX CURRENTLY IS 8.250% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.750% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

        PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.

        DEFAULT. Borrower will be in default if any of the following happens:
(a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

        LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 6.500 percentage points over the index. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF SANTA CLARA COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        LINE OF CREDIT. This Note evidences a straight line of credit through the draw period. Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this
Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

        BUSINESS LOAN AGREEMENT. This Note is governed by all the terms and conditions of the Business Loan Agreement of even date herewith, between Borrower and Lender, as such agreement may be amended from time to time, which Business Loan Agreement is incorporated herein by this reference.

        PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of One Thousand and 00/100 Dollars ($1,000.00) plus all out-of-pocket expenses.

        REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, including, without limitation, Account Number 00330042163 for payments of principal and interest due on the loan and any other obligations owing from Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

        ADVANCE RATE. At any time from the date hereof through the end of the Draw Period, Borrower may request a maximum of five (5) advances (each an "Advance" and collectively, the "Advances") from Lender in an aggregate amount not to exceed the principal amount of the Note. To evidence the Advances, Borrower shall deliver to Lender, at the time of each Advance request, an invoice for the equipment to be purchased. The Advances shall only be used to purchase equipment and shall not exceed eighty percent (80%) of the invoice amount approved by Lender, excluding taxes, shipping and installation expense. Software and leasehold improvements may, however, comprise up to twenty five percent 25% of the principal amount of the Note.

        GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

        PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Intellipost Corporation

By: /s/ Layton S. Han
   -----------------------------------
     Name:  Layton S. Han
     Title: CFO

Variable Rate. Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.22a
(c) 1997 CFI Pro Services, Inc. All rights reserved. [CA-D20 INTELLI.LN G5.OVL]



                         COMMERCIAL SECURITY AGREEMENT

Borrower:   Intellipost Corporation               Lender: Silicon Valley Bank
            565 Commercial Street, Second Floor           3003 Tasman Drive
            San Francisco, CA 94111                       Santa Clara, CA 95O54

        THIS COMMERCIAL SECURITY AGREEMENT is entered Into between Intellipost Corporation (referred to below as "Grantor"); and Silicon Valley Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security Interest In the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated In this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

        DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

        Agreement. The word "Agreement" means this Commercial Security Agreement, as this commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this commercial Security Agreement from time to time.

        Collateral. The word "collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

        Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Instruments, Documents, Deposit Accounts, Contract Rights, and Fixtures.

        In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

               (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

               (b) All products and produce of *any of the property described in this Collateral section.

               (c) All accounts, genera] intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

               (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

               (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

        Event of Default. The 'words "Event of Default" mesh and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

        Grantor. The word "Grantor" means Intellipost Corporation, its successors and assigns.

        Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

        Indebtedness. The word "indebtedness" means indebtedness now existing or hereinafter arising, or incurred, including, without limitation, the Indebtedness evidenced by the Note, including, all principal and interest, together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

        Lender. The word "Lender" means Silicon Valley Bank, its successors and assigns.

        Note. The word "Note" means the notes, credit agreements, or letters of credit in any principal amount from Borrower to Lender, together with all renewals of, modifications of, substitutions of, refinancings of, consolidations of, and replacements of the notes, letters of credit or credit agreements.

        Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

        RIGHT OF SETOFF. Grantor hereby grants Lender a contractual possessory security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantors right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts, and, at Lenders option, to administratively freeze all such accounts to allow Lender to protect Lenders charge and setoff rights provided in this paragraph.

        OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

        Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. 'Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all c. chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the collateral. Grantor promptly will notify Lender before any change in Grantors name including any change to the assumed business names of Grantor.

        No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

        Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable



01-27-1997                               COMMERCIAL SECURITY AGREEMENT
Page 2                                            (Continued)
in accordance with its terms, is genuine, and complies with applicable laws (concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

        Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor;, (b) all real property being rented or leased by Grantor;, (c) all storage facilities owned, rented, leased, or being used by Grantor;, and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

        Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

        Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

        Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

        Collateral Schedules and Locations. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

        Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

        Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may with hold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional oblige under any surety bond furnished in the contest proceedings.

        Compliance With Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

        Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereat and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby
(a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

        Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

01-27-1997                           COMMERCIAL SECURITY AGREEMENT
Page 3                                            (Continued)

        Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral Lender may make proof of loss if Grantor falls to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents 10 repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost or repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been .disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

        Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

        Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be ended upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

        Default on Indebtedness. Failure of Grantor to make any payment when due on the Indebtedness.

        Other Defaults. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

        Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

        False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

        Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

        Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

        Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantor's deposit accounts with Lender.

        Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

        Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

        Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

        Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

        Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or

01-27-1997                            COMMERCIAL SECURITY AGREEMENT
Page 4                                        (Continued)

is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the lime after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser lime as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

        Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver, (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

        Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mall addressed to Grantor, change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

        Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from. the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

        Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

        Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not effect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

        Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Santa Clara County, the State of California. Lender and Grantor hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

        Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

        Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

        Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mall, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. or notice purposes, Grantor will keep Lender informed at all times of Grantor's current address(es).

        Power of Attorney. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other properly which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in Its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

        Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

        Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

        Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with

01-27-1997                        COMMERCIAL SECURITY AGREEMENT
Page 5                                  (Continued)
that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement. the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

        Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishes all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

ADDITIONAL PROVISION. If any Law is passed in which Lender must comply, Borrower shall fully cooperate with Lender in complying such law and accordingly, shall reimburse Lender for all costs and expenses in complying with such law.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JANUARY 27, 1997.

GRANTOR:

Intellipost Corporation

By: /s/ Layton S. Han
   -----------------------------
     Name:  Layton S. Han
     Title: CFO

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement (this "IP Agreement") is made as of the 27th day of January, 1997 by and between Intellipost Corporation ("Grantor"), and Silicon Valley Bank, a California banking corporation ("Lender").

                                    RECITALS

     A. Lender has agreed to make advances of money and to extend certain financial accommodations to Grantor (the "Loans"), pursuant to a Business Loan Agreement dated January 27, 1997 (the "Loan Agreement") and Grantor desired to borrow such funds from Lender. The Loan is or will be evidenced by one or more promissory notes (a "Note" or, collectively, the "Notes") and is or will be secured in part pursuant to the terms of a Commercial Security Agreement dated January 27, 1997 (the "Security Agreement"). Lender is willing to make such Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Lender a security interest in certain Copyrights Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement. Defined terms used but not defined herein shall have the same meanings as in the Loan Agreement and Security Agreement.

     B. Pursuant to the terms of the Security Agreement, Grantor has granted to Lender a security interest in all of Grantor's right title and interest, whether presently existing or hereafter acquired in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged and intending to be legally bound, as collateral security for the prompt and complete payment when due of Grantor's Indebtedness under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

     1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future Indebtedness, obligations and liabilities to Lender, Grantor hereby grants a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (all of which shall collectively be called the "Intellectual Property Collateral"), including, without limitation, the following:

          (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

          (d) All patents, patent applications and like protections including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

          (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks")

          (f) All mask works or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired, including, without limitation those set forth on Exhibit D attached hereto (collectively, the "Mask Works");

          (g) Any and all claims for damages by way of past, present and future infringements of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (h) All licenses or other rights to use any of the Copyrights, Patents, Trademarks, or Mask Works and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

          (i) All amendments, extensions, renewals and extensions of any of the Copyrights, Trademarks, Patents, or Mask Works; and

          (j) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

     2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner or Patents and Trademarks record this IP Agreement.

     3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

          (a) Grantor is now the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business.

          (b) Performance of this IP Agreement does not conflict with or result in a breach of any IP Agreement to which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this IP Agreement constitutes a security interest.

          (c) During the term of this IP Agreement, Grantor will not transfer or otherwise encumber any interest in the Intellectual Property Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this IP Agreement;

          (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party;

          (e) Grantor shall promptly advise Lender of any material adverse change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent, Copyright, or Mask Work specified in this IP Agreement;

          (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents, Copyrights, and Mask Works, (ii) use its best efforts to detect infringements of the Trademarks, Patents, Copyrights and Mask Works and promptly advise Lender in writing of material infringements detected and (iii) not allow any Trademarks, Patents, Copyrights, or Mask Works to be abandoned, forfeited or dedicated to the public without the written consent of Lender, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

          (g) Grantor shall promptly register the most recent version of any of Grantor's Copyrights, if not so already registered, and shall, from time to time, execute and file such other instruments, and take such further actions as Lender may reasonably request from time to time to perfect or continue the perfection of Lender's interest in the Intellectual Property Collateral;

          (h) This IP Agreement creates, and in the case of other acquired Intellectual Property Collateral, this IP Agreement will create at the time Grantor first has rights in such after acquired Intellectual Property Collateral, in favor of Lender a valid and perfected first priority security interest in the Intellectual Property Collateral in the United States securing the payment and performance of the obligations evidenced by the Note and the Loan Agreement upon making the filings referred to in clause (i) below;

          (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyrights with respect to the Copyrights and Mask Works necessary to perfect the security interests created hereunder and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority of U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this IP Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Lender of its rights and remedies thereunder;

         (j) All information heretofore, herein or hereafter supplied to Lender by or on behalf of Grantor with respect to the Intellectual Property Collateral is accurate and complete in all material respects.

         (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Lender's proper written consent, which consent shall not be unreasonably withheld. Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interest in any property included within the definition of the Intellectual Property Collateral acquired under such contracts, except that certain contracts may contain anti-assignment provisions that could in effect prohibit the creation of a security interest in such contracts.

          (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Lender in writing of any event that materially adversely affects the value of any material Intellectual Property Collateral, the ability of Grantor to dispose of any material Intellectual Property Collateral of the rights and remedies of Lender in relation thereto, including the levy of any legal process against any of the Intellectual Property Collateral.

     4. Lender's Rights. Lender shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this IP Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Lender for all reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

     5. Inspection of Rights. Grantor hereby grants to Lender and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable hours upon prior reasonable written notice to Grantor, and any of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Intellectual Property Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested, but not more than one (1) in every six (6) months; provided, however, nothing herein shall entitle Lender access to Grantor's trade secrets and other proprietary information.

     6.   Further Assurances; Attorney in Fact.

          (a) On a continuing basis, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademarks Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Lender, to perfect Lender's security interest in all Copyrights, Patents, Trademarks, and Mask Works and otherwise to carry out the intent and purposes of this IP Agreement, or for assuring and confirming to Lender the grant or perfection of a security interest in all Intellectual Property Collateral.

          (b) Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Lender or otherwise, from time to time in Lender's discretion, upon Grantor's failure or inability to do so, to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this IP Agreement, including:

               (i) To modify, in its sole discretion, this IP Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B, Exhibit C, and Exhibit D hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents, Trademarks or Mask Works acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents, Trademarks, or Mask Works in which Grantor no longer has or claims any right, title or interest; and
               (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Intellectual Property Collateral without the signature of Grantor where permitted by law.

     7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this IP Agreement:

          (a) An Event of Default occurs under the Loan Agreement, the Note; or any document from Grantor to Lender; or

          (b) Grantor breaches any warranty or agreement made by Grantor in this IP Agreement.

     8. Remedies. Upon the occurrence and continuance of an Event of Default, Lender shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Intellectual Property Collateral and any tangible property in which Lender has a security interest and to make it available to Lender at a place designated by Lender. Lender shall have a nonexclusive, royalty free license to use the Copyrights, Patents, Trademarks, and Mask Works to the extent reasonably necessary to permit Lender to exercise its rights and remedies upon the occurrence of an Event of Default. Grantor will pay any expenses (including reasonable attorney's fees) incurred by Lender in connection with the exercise of any of Lender's rights hereunder, including without limitation any expense incurred in disposing of the Intellectual Property Collateral. All of Lender's rights and remedies with respect to the Intellectual Property Collateral shall be cumulative.

      9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Lender and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this IP Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Lender as a result of or in any way arising out of, following or consequential to transactions between Lender and Grantor, whether under this IP Agreement or otherwise (including without limitation, reasonable attorneys fees and reasonable expenses), except for losses arising from or out of Lender's gross negligence or willful misconduct.

     10. Reassignment. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Lender shall execute and deliver to Grantor all deed, assignments, and other instruments as may be necessary or proper to reinvest in Grantor full title to the property assigned hereunder, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

     12. Attorneys' Fees. If any action relating to this IP Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys fees, costs and disbursements.

     13. Amendments. This IP Agreement may be amended only by a written instrument signed by both parties hereto.

     14. Counterparts. This IP Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

     15. California Law and Jurisdiction. This IP Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Lender consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

     16. Confidentiality. In handling any confidential information, Lender shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this IP Agreement except that the disclosure of this information may be made (i) to the affiliates of the Lender, (ii) to prospective transferee or purchasers of an interest in the obligations secured hereby, provided that they have entered into comparable confidentiality agreement in favor of Grantor and have deliver a copy to Grantor, (iii) as required by law, regulation, rule or order, subpoena judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Lender.

     IN WITNESS WHEREOF, the parties hereto have executed this IP Agreement on the day and year first above written.

ADDRESS OF GRANTOR:                     GRANTOR:

565 Commercial Street, 2nd Floor        INTELLIPOST CORPORATION
San Francisco, CA 94111

                                        By: /s/ LAYTON S. HAN
                                            ------------------------------------

                                        Name: Layton S. Han
                                              ----------------------------------

                                        Title: CFO
                                               ---------------------------------

Exhibit "A" attached to that certain Intellectual Property Security Agreement dated January 27, 1997.

                                  EXHIBIT "A"
                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

 COPYRIGHT          REGISTRATION         DATE OF
DESCRIPTION            NUMBER            ISSUANCE
-----------         ------------         --------


SCHEDULE B - PENDING COPYRIGHT APPLICATIONS

                                                             FIRST DATE
                                                             OF PUBLIC
 COPYRIGHT          APPLICATION            DATE OF            DATE OF
DESCRIPTION           NUMBER            FILING CREATION     DISTRIBUTION
-----------        ------------         ----------------    ------------



SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)



                                                                   DATE AND
                                                                  RECORDATION
                                                                   NUMBER OF
                                                                 IP AGREEMENT
                                                                  TO OWNER OF
                                               ORIGINAL           GRANTOR (IF
                                                AUTHOR          ORIGINAL AUTHOR
                                               OR OWNER           OR OWNER OF
                              FIRST DATE     OF COPYRIGHT        COPYRIGHT IS
 COPYRIGHT      DATE OF           OF         (IF DIFFERENT      DIFFERENT FROM
DESCRIPTION     CREATION     DISTRIBUTION    FROM GRANTOR)       FROM GRANTOR)
-----------     --------     ------------    ------------       ---------------


Exhibit "B" attached to that certain Intellectual Property Security Agreement dated January 27, 1997.

                                  EXHIBIT "B"
                                    PATENTS

PATENT
DESCRIPTION     DOCKET NO.    COUNTRY   SERIAL NO.    FILING DATE    STATUS
-----------     ----------    -------   ----------    -----------    ------

Exhibit "C" attached to that certain Intellectual Property Security Agreement dated January 27, 1997.

                                  EXHIBIT "C"


                                   TRADEMARKS

TRADEMARK
DESCRIPTION    COUNTRY   SERIAL NO.   REG. NO.     STATUS
-----------    -------   ----------   --------     ------

Exhibit "D" attached to that certain intellectual Property Security Agreement dated January 27, 1997.

                                   EXHIBIT "D"

                                   MASK WORKS


MASK WORK
DESCRIPTION       COUNTRY           SERIAL NO.        REG. NO.           STATUS
-----------       -------           ----------        --------           ------

                              STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section
                9403 of the California Uniform Commercial Code.

--------------------------------------------------------------------------------
1. DEBTOR                                                 1A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
   INTELLIPOST CORPORATION
--------------------------------------------------------------------------------
1B. MAILING ADDRESS                      1C. CITY, STATE            1D. ZIP CODE
    565 COMMERCIAL STREET, SECOND FLOOR      SAN FRANCISCO, CA          94111
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR                                      2A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
--------------------------------------------------------------------------------
2B. MAILING ADDRESS                      2C. CITY, STATE  2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES                         3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY                                             44. FEDERAL TAX NO.
   SILICON VALLEY BANK                                           94-2875288
   3003 TASMAN DRIVE
   SANTA CLARA, CA 95054
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY                                 5A. FEDERAL TAX NO.

--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following type of property:

Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Instruments, Documents, Deposit Accounts, Contract Rights, and Fixtures.; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).



--------------------------------------------------------------------------------
7A. [X] PRODUCTS OF COLLATERAL       7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
        ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                         [ ] (1)   [ ](2)   [ ](3)   [ ](4)
--------------------------------------------------------------------------------
8. [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
       SECTION 9105(1)(n)
--------------------------------------------------------------------------------
9.                              DATE: 01-27-1997    C 10. THIS SPACE FOR USE OF
                                                    O     FILING OFFICER (DATE,
- /s/ LAYTON S. HAN                                 D     TIME, FILE NUMBER AND
SIGNATURE(S) OF DEBTOR(S)                           E     FILING OFFICER)
------------------------------------------------------
INTELLIPOST CORPORATION
--------------------------------------------------- 1

--------------------------------------------------- 2

                                                    3
-
SIGNATURE(S) OF SECURED PARTY(IES)                  4
---------------------------------------------------
SILICON VALLEY BANK                                 5

=================================================== 6
11. Return copy to:
                                                    7
    SILICON VALLEY BANK
    3003 TASMAN DRIVE                               8
    SANTA CLARA, CA 95054
                                                    9

                                                    0
===================================================
(4) FILE COPY-DEBTOR
================================================================================

                              STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section
                9403 of the California Uniform Commercial Code.

--------------------------------------------------------------------------------
1. DEBTOR                                                 1A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
   INTELLIPOST CORPORATION
--------------------------------------------------------------------------------
1B. MAILING ADDRESS                      1C. CITY, STATE            1D. ZIP CODE
    565 COMMERCIAL STREET, SECOND FLOOR      SAN FRANCISCO, CA          94111
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR                                      2A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
--------------------------------------------------------------------------------
2B. MAILING ADDRESS                      2C. CITY, STATE  2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES                         3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY                                             44. FEDERAL TAX NO.
   SILICON VALLEY BANK                                           94-2875288
   3003 TASMAN DRIVE
   SANTA CLARA, CA 95054
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY                                 5A. FEDERAL TAX NO.

--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following type of property:

Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Instruments, Documents, Deposit Accounts, Contract Rights, and Fixtures.; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).



--------------------------------------------------------------------------------
7A. [X] PRODUCTS OF COLLATERAL       7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
        ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                         [ ] (1)   [ ](2)   [ ](3)   [ ](4)
--------------------------------------------------------------------------------
8. [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
       SECTION 9105(1)(n)
--------------------------------------------------------------------------------
9.                              DATE: 01-27-1997    C 10. THIS SPACE FOR USE OF
- /s/ LAYTON S. HAN                                 O     FILING OFFICER (DATE,
-----------------------------------------------     D     TIME, FILE NUMBER AND
SIGNATURE(S) OF DEBTOR(S)                           E     FILING OFFICER)
------------------------------------------------------
INTELLIPOST CORPORATION
--------------------------------------------------- 1

--------------------------------------------------- 2

                                                    3
- /s/ LAYTON S. HAN
SIGNATURE(S) OF SECURED PARTY(IES)                  4
---------------------------------------------------
SILICON VALLEY BANK                                 5

=================================================== 6
11. Return copy to:
                                                    7
    SILICON VALLEY BANK
    3003 TASMAN DRIVE                               8
    SANTA CLARA, CA 95054
                                                    9

                                                    0
===================================================
(3) FILE COPY-SECURED PARTY
================================================================================

                              STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section
                9403 of the California Uniform Commercial Code.

--------------------------------------------------------------------------------
1. DEBTOR                                                 1A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
   INTELLIPOST CORPORATION
--------------------------------------------------------------------------------
1B. MAILING ADDRESS                      1C. CITY, STATE            1D. ZIP CODE
    565 COMMERCIAL STREET, SECOND FLOOR      SAN FRANCISCO, CA          94111
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR                                      2A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
--------------------------------------------------------------------------------
2B. MAILING ADDRESS                      2C. CITY, STATE  2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES                         3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY                                             44. FEDERAL TAX NO.
   SILICON VALLEY BANK                                           94-2875288
   3003 TASMAN DRIVE
   SANTA CLARA, CA 95054
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY                                 5A. FEDERAL TAX NO.

--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following type of property:

Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Instruments, Documents, Deposit Accounts, Contract Rights, and Fixtures.; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).



--------------------------------------------------------------------------------
7A. [X] PRODUCTS OF COLLATERAL       7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
        ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                         [ ] (1)   [ ](2)   [ ](3)   [ ](4)
--------------------------------------------------------------------------------
8. [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
       SECTION 9105(1)(n)
--------------------------------------------------------------------------------
9.                              DATE: 01-27-1997    C 10. THIS SPACE FOR USE OF
                                                    O     FILING OFFICER (DATE,
- /s/ LAYTON S. HAN                                 D     TIME, FILE NUMBER AND
SIGNATURE(S) OF DEBTOR(S)                           E     FILING OFFICER)
------------------------------------------------------
INTELLIPOST CORPORATION
--------------------------------------------------- 1

--------------------------------------------------- 2

                                                    3
-
SIGNATURE(S) OF SECURED PARTY(IES)                  4
---------------------------------------------------
SILICON VALLEY BANK                                 5

=================================================== 6
11. Return copy to:
                                                    7
    SILICON VALLEY BANK
    3003 TASMAN DRIVE                               8
    SANTA CLARA, CA 95054
                                                    9

                                                    0
===================================================
Filing Officer is requested to note file number, date and hour of filing of this copy, and return to the above party.

(2) ACKNOWLEDGEMENT COPY
================================================================================

                              STATE OF CALIFORNIA
           UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1

This financing Statement is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section
                9403 of the California Uniform Commercial Code.

--------------------------------------------------------------------------------
1. DEBTOR                                                 1A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
   INTELLIPOST CORPORATION
--------------------------------------------------------------------------------
1B. MAILING ADDRESS                      1C. CITY, STATE            1D. ZIP CODE
    565 COMMERCIAL STREET, SECOND FLOOR      SAN FRANCISCO, CA          94111
--------------------------------------------------------------------------------
2. ADDITIONAL DEBTOR                                      2A. SOCIAL SECURITY OR
                                                              FEDERAL TAX NO.
--------------------------------------------------------------------------------
2B. MAILING ADDRESS                      2C. CITY, STATE  2D. ZIP CODE

--------------------------------------------------------------------------------
3. DEBTOR'S TRADE NAMES OR STYLES                         3A. FEDERAL TAX NUMBER

--------------------------------------------------------------------------------
4. SECURED PARTY                                             44. FEDERAL TAX NO.
   SILICON VALLEY BANK                                           94-2875288
   3003 TASMAN DRIVE
   SANTA CLARA, CA 95054
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY                                 5A. FEDERAL TAX NO.

--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following type of property:

Inventory, Chattel Paper, Accounts, Equipment, General Intangibles, Instruments, Documents, Deposit Accounts, Contract Rights, and Fixtures.; whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).



--------------------------------------------------------------------------------
7A. [X] PRODUCTS OF COLLATERAL       7B. DEBTOR(S) SIGNATURE NOT REQUIRED IN
        ARE ALSO COVERED                 ACCORDANCE WITH INSTRUCTION 5(a) ITEM:
                                         [ ] (1)   [ ](2)   [ ](3)   [ ](4)
--------------------------------------------------------------------------------
8. [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH UCC
       SECTION 9105(1)(n)
--------------------------------------------------------------------------------
9.                              DATE: 01-27-1997    C 10. THIS SPACE FOR USE OF
                                                    O     FILING OFFICER (DATE,
- /s/ LAYTON S. HAN                                 D     TIME, FILE NUMBER AND
SIGNATURE(S) OF DEBTOR(S)                           E     FILING OFFICER)
------------------------------------------------------
INTELLIPOST CORPORATION
--------------------------------------------------- 1

--------------------------------------------------- 2

                                                    3
-
SIGNATURE(S) OF SECURED PARTY(IES)                  4
---------------------------------------------------
SILICON VALLEY BANK                                 5

=================================================== 6
11. Return copy to:
                                                    7
    SILICON VALLEY BANK
    3003 TASMAN DRIVE                               8
    SANTA CLARA, CA 95054
                                                    9

                                                    0
===================================================
(1) FILING OFFICER COPY
================================================================================

                     DISBURSEMENT REQUEST AND AUTHORIZATION

===============================================================================
Borrower: INTELLIPOST CORPORATION
          665 Commercial Street, Second Floor
          San Francisco, CA 94111

Lender:   Silicon Valley Bank
          3003 Tasman Drive
          Santa Clara, CA 95054

===============================================================================

LOAN TYPE. This is a Variable Rate (0.500% over SILICON VALLEY BANK PRIME RATE, making an initial rate of 9.000%). Generic Payment Stream Loan to a Corporation for $400,000.00.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

          [ ]  Personal, Family, or Household Purposes or Personal Investment.

          [X]  Business (including Real Estate investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: equipment finance.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $400,000.00 as follows:

               Amount paid to Borrower directly:                 $400,000.00
                 $400,000.00 Deposited to Account #________
                                                                 -----------

               Note Principal:                                   $400,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

               Prepaid Finance Charges Paid in Cash                $2,000.00

                                                                 -----------
               Total Charges Paid in Cash:                         $2,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 9, 1998.


BORROWER:

INTELLIPOST CORPORATION


By: /s/ LAYTON S. HAN
   -----------------------------------
    Name: Layton S. Han   Title: CFO
         ---------------        ------

===============================================================================

                       ADDENDUM TO COLLATERAL ASSIGNMENT
                    PATENT MORTGAGE, AND SECURITY AGREEMENT


     This Addendum to Collateral Assignment, Patent Mortgage, and Security Agreement is executed pursuant to, and is an addendum to, a Collateral Assignment, Patent Mortgage, and Security Agreement dated January 27, 1997. This Addendum to Collateral Assignment, Patent Mortgage, and Security Agreement is presented for recordation as constructive notice that Intellipost Corporation ("Assignor") with its principal office at 565 Commercial Street, Second Floor, San Francisco, CA 94111, the owner of the intellectual property identified in the exhibits attached hereto, has granted to SILICON VALLEY BANK ("Assignee"), with its principal office at 3003 Tasman Drive, Santa Clara, CA 95054, a security interest in the intellectual property, and the exclusive rights comprised in the intellectual property, to secure payment of a debt.

IN WITNESS WHEREOF, Assignor has executed this Addendum to Collateral Assignment, Patent Mortgage and Security Agreement as of January 9, 1998.


                              INTELLIPOST CORPORATION


                              By: /s/ LAYTON S. HAN
                                 ------------------------------

                              Name:  LAYTON S. HAN
                                   ----------------------------

                              Title: CFO
                                    ---------------------------

                          ALL PURPOSE ACKNOWLEDGEMENT


--------------------------------------------------------------------------------------------
State of California                                         CAPACITY CLAIMED BY
County of San Francisco                                     SIGNER
                                                            [X] INDIVIDUAL(S)
                                                            [X] CORPORATE OFFICER
ON 1-21-98 before me,                                       OFFICER(S)
Cassie M Khuu, personally appeared                                    ----------------
Layton S. Han, ( ) OR - ( ) proved to me on the             TITLE(S)
basis of satisfactory evidence to be the person             [ ] PARTNER(S)
whose name is/are subscribed to within instrument and       [ ] ATTORNEY-IN-FACT
acknowledged to me that he executed the same in his         [ ] TRUSTEES(S)
authorized capacity, and that by his signature on the       [ ] SUBSCRIBING WITNESS
instrument the person, or the entity upon behalf of         [ ] GUARDIAN/CONSERVATOR
which the person acted, executed the instrument.            [ ] OTHER

Witness my hand and official seal.                          SIGNER IS REPRESENTING:
                                                            NAME OF PERSON(S) OR ENTITY(IES)

                                                            --------------------------------

                                                            --------------------------------
/s/ CASSIE M. KHUU                                          INTELLIPOST CORPORATION
--------------------------------                            --------------------------------
SIGNATURE OF NOTARY
--------------------------------------------------------------------------------------------

------------------------------
[SEAL]  CASSIE M. KHUU
     Commission #1077517
  Notary Public - California
     San Francisco County
My Comm. Expires Nov. 12, 1999
------------------------------

Exhibit "A" attached to that certain Addendum to Collateral Assignment, Patent Mortgage and Security Agreement dated January 9, 1998.

                                  EXHIBIT "A"
                                   COPYRIGHTS

SCHEDULE A - ISSUED COPYRIGHTS

COPYRIGHT        REGISTRATION       DATE OF
DESCRIPTION         NUMBER          ISSUANCE
-----------      -----------        ---------



SCHEDULE B - PENDING COPYRIGHT APPLICATIONS
--------------------------------------------
                                                            FIRST DATE
COPYRIGHT         APPLICATION    DATE OF      DATE OF        OF PUBLIC
DESCRIPTION         NUMBER        FILING      CREATION      DISTRIBUTION
------------      -----------    --------     ----------    ------------


SCHEDULE C - UNREGISTERED COPYRIGHTS (Where No Copyright Application is Pending)
--------------------------------------------------------------------------------


DESCRIPTION CREATION       DISTRIBUTION FROM ASSIGNOR          ASSIGNOR
----------- --------       --------------------------          --------

Exhibit "B" attached to that certain Addendum to Collateral Assignment, Patent Mortgage and Security Agreement dated January 9, 1998.


                                  EXHIBIT "B"
                                    PATENTS

Exhibit "C" attached to that certain Addendum to Collateral Assignment, Patent Mortgage and Security Agreement dated January 9, 1998.


                                  EXHIBIT "C"

                                   TRADEMARKS


TRADEMARK
DESCRIPTION    COUNTRY   SERIAL NO.     REG. NO        STATUS
-----------    -------   ----------     -------        ------



TRADEMARK                                 COUNTRY  SERIAL NO.    REGIS. NO.   STATUS
BONUSMAIL                                 USA      75/253,511                 In publication, 1-17-97
REW@RDS                                   USA      75/253,510                 In publication, 1-17-97
INTELLIPOST                               USA      75/253,508                 In publication, 1-17-97
SPECIALLY TARGETED ADVERTISING RECIPIENT  USA      75/253,512                 Filed 3-7-97, waiting publication
DIRECTRONIC                               USA      75/253,509                 Filed 3-7-97, waiting publication
MAGICWORD                                 USA      75/253,513                 Filed 3-7-97, waiting publication
INTELLIPOST CORPORATION (logo)            USA      75/278,060                 Filed 4-21-97, waiting publication
BONUSMAIL (logo)                          USA      75/277,505                 Filed 4-21-97, waiting publication

[LOGO]

                              SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES


BORROWER:             Intellipost Corporation
LOAN OFFICER:         John China
DATE:                 January 9, 1998
                      Loan Fee                 $2,000.00
                      TOTAL FEE DUE            $2,000.00
                      -------------            =========


Please indicate the method of payment:

     ( ) A check for the total amount is attached.

     (x) Debit DDA # 3300042163 for the total amount.

     ( ) Loan proceeds.




/s/ LAYTON S. HAN
-------------------------------------------
Authorized Signer                    Date






-------------------------------------------
Silicon Valley Bank                  Date
Account Officer's Signature